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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K



             Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Act of 1934




     Date of Report (Date of earliest event reported): January 23, 2000



                         Fairfield Communities, Inc.
          (Exact name of Registrant as specified in its charter)



          Delaware                  1-8096                    71-0390438
(State or other jurisdiction     (Commission               (I.R.S. Employer
     of incorporation)           File Number)           Identification Number)




   Suite 200, 8669 Commodity Circle, Orlando, Florida             32819
        (Address of principal executive offices)               (Zip Code)

    Registrant's telephone number, including area code: (407) 370-5200


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ITEM 5.  Other Events.

     On January 23, 2000, Fairfield Communities, Inc., a Delaware corporation (the "Company") entered into a letter of intent (the "Letter of Intent") with Carnival Corporation, a corporation organized under the laws of the Republic of Panama ("Carnival"), for a proposed business combination of the Company and Carnival by a merger of the Company with a subsidiary of Carnival. Copies of the Letter of Intent and the press release announcing the execution of the Letter of Intent (including a Fact Sheet about the Company distributed with the press release) are attached hereto as Exhibits
99.1 and 99.2, respectively, and are incorporated herein by reference.

     Statements in this Report (including the documents incorporated by reference herein) include certain forward-looking statements, including (without limitation) statements with respect to the expected accretive nature of the proposed merger to Carnival's future earnings, future growth prospects, possible brand, marketing, sales and other synergies, anticipated future operating and financial performance, growth opportunities and other similar forecasts and statements of expectation. Words such as "seeks," "anticipates," "believes," "estimates," "expects," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. Forward-looking statements made by the Company and its management are based on estimates, projections, beliefs and assumptions of management at the time of such statements and are not guarantees of any outcome or future performance. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise.

     Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements made by the Company and its management as a result of a number of risks, uncertainties and assumptions, including those relating to the outcome of the efforts of the Company and Carnival to consummate the proposed merger. Representative examples of these factors include (without limitation) general industry and economic conditions; interest rate trends; changes in accounting rules, tax and other laws and regulations; availability of real estate properties; competition from national hospitality companies and other competitive factors and pricing pressures; shifts in customer demands; changes in operating expenses, including employee wages, commission structures, and related benefits; economic cycles; the Company's lack of experience in certain of the markets where it has purchased land and is developing vacation ownership resorts; the Company's success in its ability to hire, train and retain qualified employees; the continued availability of financing in the amounts and at the terms necessary to support the Company's future business; assumed cost savings and other synergistic benefits of the proposed merger.

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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibits:

          Exhibit         Description
          -------         -----------

            99.1 Letter of Intent, dated January 23, 2000, between the Company and Carnival Corporation (filed herewith)

            99.2          Press Release (filed herewith)


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 FAIRFIELD COMMUNITIES, INC.



                                By: /s/James G. Berk
                                       James G. Berk
                                       President and Chief Executive Officer


Date:  January 24, 2000

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                              INDEX TO EXHIBITS


          Exhibit         Description
          -------         -----------

            99.1 Letter of Intent, dated January 23, 2000, between the Company and Carnival Corporation (filed herewith)

            99.2          Press Release (filed herewith)